UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

SIGNAL BAY, INC.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-12350	47-1890509
(Commission File No.)	(IRS Employer Identification No.)

9484 S. Eastern Ave #141 Las Vegas, NV	89123
(Address of principal executive offices)	(zip code)

702-748-9944
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

Signal Bay Services, a wholly owned subsidiary of Signal Bay, Inc., has entered into a Management Services Agreement with Libra Wellness Center LLC.

Signal Bay Research, a wholly owned subsidiary of Signal Bay, Inc., has entered into a Technology Purchase agreement with Design Bunnies Inc.

Item 5.06 Change in Shell Company Status.

Signal Bay Services, a wholly owned subsidiary of Signal Bay, Inc., has entered into a Management Services Agreement with Libra Wellness Center LLC.  We have begun recognizing revenue from the agreement and as such are actively engaged in the business of providing industry research, consulting and advisory services and are no longer a shell company.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signal Bay, Inc.

Dated: January 29, 2015	By:	/s/ William Waldrop
	Name:	William Waldrop
	Title:	CEO